NOTES PAYABLE	12 Months Ended
Sep. 30, 2017
Convertible Debt Disclosure [Abstract]
Convertible Debt Disclosure [Text Block]
1 4 .	NOTES PAYABLE

On July 5, 2017, the Company issued a convertible promissory note (the “Loan Note”) to L2 Capital, LLC (“L2”) in the aggregate principal amount of up to a maximum amount of
RMB15,562
 (U
S$2,345), which will be available in five tranches. Each tranche is available to be withdrawn when the specified milestone is achieved. The Loan Note bears interest at 8% per annum and has an original issue discount of approximately 13%. In connection with each draw down of the
Loan Note
, the Company should issue
its common stocks
, for an aggregate maximum of 293,087 shares (“Commitment
S
hares”). The Loan Note matures six months from the date of each draw down, and the principal is repaid with a premium ranging from 115% to 130%, depending on the date of repayment. The default repayment premium is 40%. The maturities may be extended for two-week periods upon the prepayment of a percentage portion of the principal then due. The Loan Note must also be repaid in full upon a qualified offering of in excess of US$2,000. The Loan Note is convertible to common stock at any time on or after an event of
d
efault as defined in the Loan Note agreement at a conversion price equaled to the lowest trading price of the common stock during the 15 trading days prior to the conversion.
The Loan Note is secured by all the assets of the Company located in the United States. As of September 30, 2017, the Company has completed Tranche 1 and Tranche 2 withdrawals with cash proceeds
of RMB8,628 (US$1,300)
 a
nd issue
d
189,644 shares for
Commitment Shares. The aggregate principal of Tranche 1 and Tranche 2 amounted to RMB10,068 (US$1,517)
.

The Company evaluated FASB ASC 480-10,

Distinguishing Liabilities from Equity

to determine the appropriate classification of the Loan Note. The Loan Note will be settled with a variable number of common stocks the monetary value of which is based solely or predominantly on a fixed monetary amount known at inception, and therefore is accounted for as liabilities in accordance with FASB ASC 480-10, no further analysis for FASB ASC 815,

Derivatives and Hedging

was required. The Company measured the Loan Note initially at fair value, which is accreted up to the amounts expected to be settled (either cash expected to be paid or common stocks expected to be converted) based on the Company’s analysis. At the inception, the Company considered the principal, interests and penalty (default repayment premium) amounts will be very likely to be settled in full by the conversion of common stocks at the maturity of the Loan Note due to the Company’s working capital deficiency situation (note 2), the fair value of the Loan Note is therefore determined and accounted for at the maximum amounts of principal, interest and default repayment premium under the effective interest method. The related debt issuance costs including the original issuance discount, the legal fees and the Commitment Shares are reported in the balance sheet as a direct deduction from the fair value of the Loan Note.

The Loan
Note was measured subsequently at fair value with changes in fair value recognized in earnings. No changes in fair value was recognized as of September 30, 2017. As of September 30, 2016 and 2017, the balance of Loan Note was nil and RMB
8,335
(US$
1,256
), respectively.